UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549




                               FORM 8-K




                            CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
1934


                 October 6, 1994                   1-8309
          Date of Report (Date of earliest event reported)
  Commission File Number


                   PRICE COMMUNICATIONS CORPORATION
        (Exact name of registrant as specified in its charter)


                     New York                          13-2991700

   (State or other jurisdiction of incorporation or organization)
    (I.R.S. Employer Identification Number)



       45 Rockefeller Plaza, New York, NY 10020
(Address of Principal Executive Offices) (Zip Code)


                       (212) 757-5600
(Registrant's telephone number, including area code)


                       Not Applicable
(Former name or former address, if changed since last report.)


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Item 5.  Other Events

     On October 6, 1994, the Board of Directors of Price Communications Corporation (the "Corporation") declared a dividend distribution of one right (a "Right") to purchase one share of the Common Stock, $.01 par value, of the Corporation (the "Common Shares") for each outstanding share of Common Stock, payable to the stockholders of record on October 17, 1994 (the "Record Date"). The Board of Directors also authorized and directed the issuance of one Right with respect to each Common Share issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Common Shares issued after the Distribution Date. Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one Common Share at a price of $22.50 per Right (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and Harris Trust Company of New York, as Rights Agent (the "Rights Agent"), dated as of October 6, 1994.

     Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares upon the Shares Acquisition Date, as hereinafter defined (the "Distribution Date"). The "Shares Acquisition Date" means the first date of public announcement that a person or group has acquired beneficial ownership of 20% or more of the outstanding Common Shares. A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring Person." Notwithstanding the foregoing, certain stockholders who currently own in excess of 20% of the outstanding Common Shares and their affiliates and permitted transferees will not be deemed to be Acquiring Persons and their ownership will not cause a Distribution Date unless they acquire an additional one percent or more of the outstanding Common Shares.

     Until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon the transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference, and the surrender for transfer of any certificates for Common Shares will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution
Date), and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date, and will expire at the close of business on October 17, 2004, unless earlier redeemed by the Corporation as described below.

     In the event that any person becomes an Acquiring Person, each holder of Rights (other than Rights that have become void as described below) will thereafter have the right (the "Flip-In Right") to receive, upon exercise of such Rights, the number of Common Shares or, in certain circumstances, other securities or debt of the Corporation ("Capital Stock Equivalents"), having a value (immediately prior to such triggering event) equal to two times the aggregate exercise price of such Rights. The Board, at its option, may exchange each Right (other than those that have become void as provided below) for one Common Share or Capital Stock Equivalent in lieu of the Flip-In Right, provided that (i) no person is the beneficial owner of 50% or more of the Common Shares at the time of such exchange and (ii) the Board may only exchange Rights if there is at least one Disinterested Director (as defined below) and such exchange is authorized by both a majority of the Disinterested Directors and a majority of all directors authorize the exchange. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void.

     For purposes of the Rights Agreement, "Disinterested Director" means any member of the Board of Directors who is neither an officer or employee of the Corporation, an Acquiring Person, nor any Person proposing or attempting to effect a business combination, tender offer, exchange offer or similar transaction with the Corporation or its shareholders (including, without limitation, a merger, tender offer or exchange offer, sale of substantially all of the Corporation's assets, or liquidation of the Corporation's assets), any Affiliate or Associate of such Acquiring Person or Person or any other Person acting directly or indirectly on behalf of, or as a representative of, or in concert with, or who is a nominee of, any such Acquiring Person, Person, Affiliate or Associate.

     In the event that, at any time following the Shares Acquisition Date, (i) the Corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Corporation's assets or earning power is sold or transferred, then each holder of Rights (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise of such Rights, common shares of the acquiring company having a value equal to two times the aggregate exercise price of the Rights. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

     The Purchase Price payable, and the number of Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

     At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Corporation may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which redemption shall be effective at such time, on such basis and with such conditions as the Board of Directors may establish in its sole discretion; provided, however, that the Board may only redeem the rights if there is at least one Disinterested Director and a majority of the Disinterested Directors and a majority of all directors authorize the redemption. The Corporation may, at its option, pay the Redemption Price in Common Shares.

     All of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement. Notwithstanding the foregoing, the Board of Directors may not amend the Rights Agreement unless there is at least one Disinterested Director and a majority of the Disinterested Directors and a majority of all directors authorize the amendment.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

     The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Corporation on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors prior to the time a person or group has acquired beneficial ownership of 20% or more of the Common Shares, because until such time the Rights may be redeemed by the Corporation.

     The foregoing summary description of the Rights and the Notes does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, a copy of which is attached hereto as an Exhibit, and incorporated herein by reference. Copies of the Rights Agreement will be available free of charge from the Corporation.



Item 7.  Financial Statements and Exhibits.

 (a)   Not applicable

 (b)   Not applicable

 (c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of
       Regulation S-K:

       4.  Rights Agreement dated as of October 6, 1994 between
           Price Communications Corporation and Harris Trust
           Company of New York.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PRICE COMMUNICATIONS CORPORATION

Date:  December 5, 1994
                                 /s/ Kim I. Pressman
                                 Name:  Kim I. Pressman
                                 Title: Executive Vice President